UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2010

MARINE PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-16263	58-2572419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway, Suite 520, Atlanta, Georgia 30329
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders of Marine Products Corporation (the “Company”) was held on April 27, 2010.  At the Annual Meeting, the shareholders of the Company (i) elected three Class III nominees to the Board of Directors, and (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm.  The voting results for each proposal are as follows:

1.  To elect the three Class III nominees to the Board of Directors:

			Broker
	For	Withheld	Non-Vote
Wilton Looney	30,645,048	89,140	1,563,001
Gary W. Rollins	30,473,620	260,568	1,563,001
James A. Lane, Jr.	30,618,589	115,599	1,563,001

2.  To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm:

For	Against	Abstain
32,288,460	4,118	4,611

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Products Corporation.

Date: April 29, 2010	/s/ Ben M. Palmer
Ben M. Palmer
Vice President,
Chief Financial Officer and
Treasurer